Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

Dated as of July 30, 2010

Among

Offshore Group Investment Limited,

as Issuer,

The Guarantors

listed on the signature pages hereto,

and

Jefferies & Company, Inc. and

Deutsche Bank Securities Inc.,

as Representatives of the Initial Purchasers

$1,000,000,000 aggregate principal amount of 11 1/2% Senior Secured First Lien Notes due 2015

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated as of July 30, 2010 (this “Agreement”), is entered into by and among Offshore Group Investment Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), the guarantors listed on the signature pages hereto (the “Guarantors”) and Jefferies & Company, Inc. and Deutsche Bank Securities Inc., as representatives (the “Representatives”) of the initial purchasers listed on Schedule A hereto (collectively, the “Initial Purchasers”).

This Agreement is entered into in connection with the Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), among the Company, the Guarantors and the Representatives, pursuant to which the Company agreed to issue and sell (i) $982,192,000 in aggregate principal amount of the Company’s 11 1/2% Senior Secured First Lien Notes due 2015 (the “Rule 144A Notes”) to the Initial Purchasers in a private placement (the “Rule 144A Placement”) without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Securities Act”), and (ii) outside the United States $17,808,000 in aggregate principal amount of the Company’s 11 1/2% Senior Secured First Lien Notes due 2015 (the “Regulation S Notes” and, together with the Rule 144A Notes, the “Notes”) to the Initial Purchasers in a transaction exempt from the registration requirements of the Securities Act (the “Regulation S Offering”) in reliance upon Regulation S promulgated under the Securities Act pursuant to the Purchase Agreement. The execution and delivery of this Agreement is a condition to the Initial Purchasers’ obligation to purchase the Notes under the Purchase Agreement.

The obligations of the Company under this Agreement shall be deemed to be the obligations of the Company and the Guarantors, including Parent, on a joint and several basis in every respect, including, but not limited to, the obligations to pay any Additional Interest, other amounts and any indemnification and contribution obligations, in each case, as set forth in this Agreement, and shall also include such parties’ permitted successors and assigns.

The parties hereby agree as follows:

Section 1. Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Action” shall have the meaning set forth in Section 7(c) hereof.

“Additional Interest” shall have the meaning set forth in Section 4(a) hereof.

“Advice” shall have the meaning set forth in Section 5 hereof.

“Agreement” shall have the meaning set forth in the preamble hereof.

“Applicable Period” shall have the meaning set forth in Section 2(b) hereof.

“Board of Directors” shall have the meaning set forth in Section 5 hereof.

“Business Day” shall mean a day that is not a Legal Holiday.

“Certificated Notes” means definitive Notes in registered certificated form.

“Commission” shall have the meaning set forth in the preamble hereof.

“Company” shall have the meaning set forth in the preamble hereof.

“Day” shall mean a calendar day.

“Delay Period” shall have the meaning set forth in Section 5 hereof.

“DTC” shall have the meaning set forth in Section 4(a) hereof.

“Effectiveness Period” shall have the meaning set forth in Section 3(b) hereof.

“Effectiveness Target Date” shall have the meaning set forth in Section 4(a) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Notes” shall have the meaning set forth in Section 2(a) hereof.

“Exchange Offer” shall have the meaning set forth in Section 2(a) hereof.

“Exchange Offer Registration Statement” shall have the meaning set forth in Section 2(a) hereof.

“Filing Date” shall have the meaning set forth in Section 3(b) hereof.

“FINRA” shall have the meaning set forth in Section 5(r) hereof.

“Guarantors” shall have the meaning set forth in the preamble hereof.

“Holder” shall mean any holder of a Transfer Restricted Security or Transfer Restricted Securities.

“Indenture” shall mean the Indenture, dated as of July 30, 2010, among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble hereof.

“Inspectors” shall have the meaning set forth in Section 5(n) hereof.

“Interest Payment Date” shall have the meaning set forth in the Indenture.

“Issue Date” shall mean July 30, 2010, the date of original issuance of the Notes.

“Issuer” shall mean the Company and the Guarantors, such that the obligations of the Company and the Guarantors under this Agreement shall be joint and several obligations in every respect including but not limited to the obligations to pay any Additional Interest, other amounts and any indemnification and contribution obligations, in each case, as set forth in this Agreement, and shall also include such parties’ permitted successors and assigns.

“Legal Holiday” shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York are required by law, regulation or executive order to remain closed.

“Losses” shall have the meaning set forth in Section 7(a) hereof.

“Notes” shall have the meaning set forth in the preamble hereof.

“Parent” shall mean Vantage Drilling Company, an exempted company incorporated with limited liability under the laws of the Cayman Islands.

“Participant” shall have the meaning set forth in Section 7(a) hereof.

“Participating Broker-Dealer” shall have the meaning set forth in Section 2(b) hereof.

“Person” shall mean an individual, corporation, partnership, joint venture association, joint stock company, trust, unincorporated limited liability company, government or any agency or political subdivision thereof or any other entity.

“Private Exchange” shall have the meaning set forth in Section 2(b) hereof.

“Private Exchange Notes” shall have the meaning set forth in Section 2(b) hereof.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” shall have the meaning set forth in the preamble hereof.

“Records” shall have the meaning set forth in Section 5(n) hereof.

“Registration Default” shall have the meaning set forth in Section 4(a) hereof.

“Registration Statement” shall mean any appropriate registration statement of the Issuer covering any of the Transfer Restricted Securities filed with the Commission under the Securities Act, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference therein.

“Regulation S Notes” shall have the meaning set forth in the preamble hereof.

“Regulation S Offering” shall have the meaning set forth in the preamble hereof.

“Representative” shall have the meaning set forth in the preamble hereof.

“Requesting Participating Broker-Dealer” shall have the meaning set forth in Section 2(b) hereof.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

“Rule 144A” shall mean Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

“Rule 144A Notes” shall have the meaning set forth in the preamble hereof.

“Rule 144A Placement” shall have the meaning set forth in the preamble hereof.

“Rule 415” shall mean Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

“Securities Act” shall have the meaning set forth in the preamble hereof.

“Shelf Filing Event” shall have the meaning set forth in Section 2(c) hereof.

“Shelf Registration” shall have the meaning set forth in Section 3(a) hereof.

“Shelf Registration Statement” shall mean a Registration Statement filed in connection with a Shelf Registration.

“Suspension Period” shall have the meaning set forth in Section 5 hereof.

“TIA” shall mean the Trust Indenture Act of 1939, as amended.

“Transfer Restricted Securities” shall mean each Note until the earliest to occur of: (i) the date on which such Note has been exchanged by a Person other than a broker-dealer for an Exchange Note in the Exchange Offer; (ii) following the exchange by a broker-dealer in the Exchange Offer of a Note for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement; (iii) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; (iv) the date on which such Note shall have become eligible for resale by the Holder thereof in a single transaction under Rule 144 or (v) the date on which such Note ceases to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

“Trustee” shall mean the trustee under the Indenture and any successor thereto and the trustee (if any) under any indenture governing the Exchange Notes and Private Exchange Notes and any successor thereto.

“Underwritten registration or underwritten offering” shall mean a registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

Section 2. Exchange Offer.

(a) The Issuer shall (i) file within 120 Days of the Issue Date a Registration Statement (the “Exchange Offer Registration Statement”) with the Commission on an appropriate registration form with respect to a registered offer (the “Exchange Offer”) to exchange any and all of the Transfer Restricted Securities for a like aggregate principal amount of notes (the “Exchange Notes”) that are identical in all material respects to the Notes (except that the Exchange Notes shall not contain terms with respect to transfer restrictions or Additional Interest upon a Registration Default) and (ii) use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 210 Days after the Issue Date. To the extent not prohibited by any applicable law or applicable interpretation of the Commission, upon the Exchange Offer Registration Statement being declared effective by the Commission, the Issuer will: (i) commence the Exchange Offer as soon as practicable after the Exchange Offer Registration Statement is declared effective, (ii) keep the Exchange Offer open for not less than 30 Days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to Holders, and (iii) use commercially reasonable efforts to consummate the Exchange Offer within 30 Business Days after the date on which the Exchange Offer Registration Statement is declared effective.

Each Holder that participates in the Exchange Offer will be required to represent to the Issuer in writing that (i) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (ii) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iii) if such Holder is not a broker-dealer, it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes, (iv) if such Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, it will comply with the applicable provisions of the Securities Act in connection with any resale of such Exchange Notes, (v) such Holder has full power and authority to transfer the Notes in exchange for the Exchange Notes and that the Issuer will acquire good and unencumbered title thereto free and clear of any liens, restrictions, charges or encumbrances and not subject to any adverse claims; (vi) such Holder is not a broker-dealer that acquired Notes directly from the Issuer; and (vii) such Holder is not an “affiliate” (as defined in Rule 405 promulgated under the Securities Act) of the Issuer. Each Holder shall be required to make such other representations as may be reasonably necessary under applicable rules, regulations and interpretations of the Commission for the Exchange Offer Registration Statement to be declared effective.

(b) The Issuer and the Initial Purchasers acknowledge that the staff of the Commission has taken the position that any broker-dealer that elects to exchange Notes that were acquired by such broker-dealer for its own account as a result of market-making or other trading activities for Exchange Notes in the Exchange Offer (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (other than a resale of an unsold allotment resulting from the original offering of the Regulation S Notes).

The Issuer and the Initial Purchasers also acknowledge that the staff of the Commission has taken the position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

In light of the foregoing, if requested by a Participating Broker-Dealer (a “Requesting Participating Broker-Dealer”), the Issuer agrees to use commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective for a period not to exceed 120 Days after the date on which the Exchange Offer Registration Statement is declared effective, or such longer period if extended pursuant to the last paragraph of Section 5 hereof (such period, the “Applicable Period”), or such earlier date as all Requesting Participating Broker-Dealers shall have notified the Issuer in writing that such Requesting Participating Broker-Dealers have resold all Exchange Notes acquired in the Exchange Offer. The Issuer shall include a plan of distribution in such Exchange Offer Registration Statement that meets the requirements set forth in the preceding paragraph.

If, prior to consummation of the Exchange Offer, the Initial Purchaser or any Holder, as the case may be, holds any Regulation S Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Exchange Offer, the Issuer upon the request of the Initial Purchaser or any such Holder, as the case may be, shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchasers or any such Holder, as the case may be, in exchange (the “Private Exchange”) for such Notes held by the Initial Purchasers or any such Holder, as the case may be, a like principal amount of notes (the “Private Exchange Notes”) of the Issuer that are identical in all material respects to the Exchange Notes except that the Private Exchange Notes may be subject to restrictions on transfer and bear a legend to such effect. The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes and bear the same CUSIP number as the corresponding Exchange Notes.

For each Note surrendered in the Exchange Offer or Private Exchange, if any, the Holder will receive an Exchange Note or Private Exchange Note, as the case may be, having a principal amount equal to that of the surrendered Note. Interest on each Exchange Note and Private Exchange Note issued pursuant to the Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

Upon consummation of the Exchange Offer in accordance with this Section 2, the Issuer shall have no further registration obligations other than the Issuer’s continuing registration obligations with respect to (i) Private Exchange Notes, (ii) Exchange Notes held by Participating Broker-Dealers and (iii) Notes or Exchange Notes as to which clauses (c)(iv)(A) or (B) of this Section 2 apply.

In connection with the Exchange Offer, the Issuer shall:

(1) mail or cause to be mailed to each Holder entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

(3) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

(4) otherwise comply in all material respects with all applicable laws, rules and regulations.

As soon as practicable after the close of the Exchange Offer and the Private Exchange, if any, the Issuer shall:

(1) accept for exchange all Notes validly tendered and not validly withdrawn by the Holders pursuant to the Exchange Offer and the Private Exchange, if any;

(2) deliver or cause to be delivered to the Trustee for cancellation all Notes so accepted for exchange; and

(3) cause the Trustee to authenticate and deliver promptly to each such Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Transfer Restricted Securities of such Holder so accepted for exchange.

The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate any law or applicable rule, regulation or interpretation of the staff of the Commission, (ii) no Action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Issuer to proceed with the

Exchange Offer or the Private Exchange, and no material adverse development shall have occurred in any existing Action or proceeding with respect to the Issuer and (iii) all governmental approvals shall have been obtained, which approvals the Issuer deems necessary for the consummation of the Exchange Offer or Private Exchange.

The Exchange Notes and the Private Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture (in either case, with such changes as are necessary to comply with any requirements of the Commission to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA and shall provide that (a) the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture and (b) the Private Exchange Notes shall be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.

(c) If:

(i) the Issuer is not required to file the Exchange Offer Registration Statement;

(ii) any law or applicable rules, regulations or interpretations of the staff of the Commission do not permit the Issuer to effect the Exchange Offer;

(iii) for any reason the Exchange Offer is not consummated within 240 Days of the Issue Date;

(iv) any Holder of Transfer Restricted Securities notifies the Company prior to the 20th Business Day following consummation of the Exchange Offer that:

(A) it is prohibited by law or the applicable interpretations of the staff of the Commission from participating in the Exchange Offer;

(B) it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a Prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales; or

(C) it is a broker-dealer and owns notes acquired directly from the Company or an affiliate of the Company.

(each such event referred to in clauses (i) through (iv) of this sentence, a “Shelf Filing Event”), then the Issuer shall file a Shelf Registration pursuant to Section 3 hereof.

Section 3. Shelf Registration.

If at any time a Shelf Filing Event shall occur, then:

(a) The Issuer shall file promptly with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Securities not exchanged in the Exchange Offer, Private Exchange Notes and Exchange Notes as to which Section 2(c)(iii)(A) is applicable (the “Shelf Registration”). The Shelf Registration Statement shall be on Form S-1 or another appropriate form permitting registration of such Transfer Restricted Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuer shall not permit any securities other than the Transfer Restricted Securities to be included in the Shelf Registration.

(b) The Issuer shall use its reasonable best efforts:

(i) to file with the Commission the Shelf Registration as promptly as practicable but in any event within 30 Days of notice of the Shelf Filing Event (the “Filing Date”);

(ii) to cause the Shelf Registration Statement to be declared effective under the Securities Act by the Commission on or prior to the 90th Day after the Filing Date; and

(iii) to keep the Shelf Registration Statement effective until the earliest of (A) the time when the Notes covered by the Shelf Registration Statement can be resold freely pursuant to Rule 144 without any information or restriction under clause (c), (e), (f) and (h) of Rule 144, (B) two years from the Issue Date; (C) the date on which all Transfer Restricted Securities registered thereunder are disposed of in accordance therewith subject to extension pursuant to the penultimate paragraph of Section 5 hereof or (D) the date when all Transfer Restricted Securities have ceased to be outstanding, whether as a result of repurchase and cancellation, conversion or otherwise (the “Effectiveness Period”); provided, however, that (i) the Effectiveness Period in respect of the Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein and (ii) the Issuer may suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders solely as a result of the filing of a post-effective amendment to the Shelf Registration Statement to incorporate annual audited financial information with respect to the Issuer where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus, provided that the Effectiveness Period in respect of the Shelf Registration shall be extended by such number of Days for which effectiveness is suspended under this clause (iii).

(c) Supplements and Amendments. The Issuer agrees to supplement or make amendments to the Shelf Registration Statement as and when required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement or by the Securities Act for shelf registration, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement or by any underwriter of such Transfer Restricted Securities.

(d) Provision of Information. No Holder shall be entitled to include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Issuer in writing, within 20 days after the receipt of a written request therefore, such information as the Issuer, after conferring with counsel with regard to information relating to Holders that would be required by the Commission to be included in such Shelf Registration Statement or Prospectus included therein, may reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein.

Section 4. Additional Interest.

(a) The Issuer agrees that if:

(i) the Issuer fails to file the Exchange Offer Registration Statement with the Commission on or prior to the 120th day after the Issue Date;

(ii) the Issuer fails to file the Shelf Registration with the Commission on or prior to the Filing Date;

(iii) the Exchange Offer Registration Statement is not declared effective on or prior to the 210th day following the Issue Date or the Shelf Registration Statement is not declared effective on or prior to the 90th day after the Filing Date, in each case, if that day is not a Business Day, the next day that is a Business Day (the “Effectiveness Target Date”);

(iv) the Issuer fails to consummate the Exchange Offer on or prior to the 30th Business Day following the date on which the Exchange Offer Registration Statement is declared effective; or

(v) the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with the resales of Transfer Restricted Securities during the Applicable Period

(each such event referred to in clauses (i) through (v) a “Registration Default”), the Issuer will pay additional cash interest (“Additional Interest”) to each holder of Transfer Restricted Securities. The rate of Additional Interest will be 0.25% per annum on the outstanding principal amount of Transfer Restricted Securities for the first 90-Day period immediately following the occurrence of a Registration Default, increasing by an additional 0.25% per annum on the outstanding principal amount of Transfer Restricted Securities with respect to each subsequent 90-Day period up to a maximum amount of additional interest of 1.00% per annum on the outstanding principal amount of Transfer Restricted Securities, from and including the date on which any such Registration Default shall occur to, but excluding, the earlier of (1) the date on which all Registration Defaults have been cured or (2) the date on which all the Transfer Restricted Securities otherwise become freely transferable by Holders other than affiliates of the Issuer without further registration under the Securities Act.

The Company will pay such Additional Interest on regular Interest Payment Dates in the same manner as other interest is paid on the Notes. Such Additional Interest will be in addition to any other interest payable from time to time with respect to the Notes. All Additional Interest will be paid by the Company and the Guarantors on the next scheduled interest payment date to The Depository Trust Company (“DTC”) or its nominee by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Notes by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified.

Notwithstanding the foregoing, (1) the amount of Additional Interest payable shall not increase more than by the foregoing rates because more than one Registration Default has occurred and is pending and (2) a Holder of Notes or Exchange Notes who is not entitled to the benefits of the Shelf Registration Statement (i.e., such Holder has not elected to include information) shall not be entitled to Additional Interest with respect to a Registration Default that pertains to the Shelf Registration Statement.

(b) So long as Transfer Restricted Securities remain outstanding, the Issuer shall notify the Trustee within five Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid. Any amounts of Additional Interest due pursuant to clauses (a)(i) through (a)(v) of this Section 4 will be payable in cash semi-annually on each Interest Payment Date, commencing with the first such date occurring after any such Additional Interest commence to accrue, to Holders to whom regular interest is payable on such Interest Payment Date with respect to Notes that are Transfer Restricted Securities. The amount of Additional Interest for Transfer Restricted Securities will be determined by multiplying the applicable rate of Additional Interest by the aggregate principal amount of all such Transfer Restricted Securities outstanding on the Interest Payment Date following such Registration Default in the case of the first such payment of Additional Interest with respect to a Registration Default (and thereafter at the next succeeding Interest Payment Date until the cure of such Registration Default), multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-Day year comprised of twelve 30-Day months and, in the case of a partial month, the actual number of Days elapsed), and the denominator of which is 360. Such Additional Interest will be in addition to any other interest payable from time to time with respect to the Notes.

Section 5. Registration Procedures.

In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, the Issuer shall effect such registrations to permit the issuance or sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuer hereunder, the Issuer shall:

(a) Prepare and file with the Commission the Registration Statement or Registration Statements prescribed by Section 2 or 3 hereof, and use commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any

Registration Statement or Prospectus or any amendments or supplements thereto, the Issuer shall furnish to and afford the Holders of the Transfer Restricted Securities covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, its counsel (if such counsel is known to the Issuer) and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing or such later date as is reasonable under the circumstances). The Issuer shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, its counsel, or the managing underwriters, if any, shall reasonably object in writing on a timely basis.

(b) Prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be, subject to any Delay Periods; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all Transfer Restricted Securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus, in each case, in accordance with the intended methods of distribution set forth in such Registration Statement or Prospectus, as so amended.

(c) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom the Issuer has received written notice that such Broker-Dealer will be a Participating Broker-Dealer in the applicable Exchange Offer, notify the selling Holders of Transfer Restricted Securities, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, as promptly as possible, and, if requested by any such Person, confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuer, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Transfer Restricted Securities or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Issuer contained in any agreement (including any underwriting agreement) contemplated by Section 5(m)(i) hereof cease to be true and correct in all material respects, (iv) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Transfer Restricted Securities or the Exchange Notes for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known to the Issuer that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Issuer’s determination that a post-effective amendment to a Registration Statement would be appropriate.

(d) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Transfer Restricted Securities or the Exchange Notes, as the case may be, for sale in any jurisdiction, and, if any such order is issued, to use commercially reasonable efforts to obtain the withdrawal of any such order at the earliest practicable date.

(e) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period and if reasonably requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement or any Participating Broker-Dealer, as the case may be, (i) promptly incorporate in such Registration Statement or Prospectus a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders or any Participating Broker-Dealer, as the case may be (based upon advice of counsel), determine is reasonably necessary to be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuer has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Issuer shall not be required to take any action hereunder that would, in the written opinion of counsel to the Issuer, violate applicable laws.

(f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, who so requests, its counsel and each managing underwriter, if any, at the sole expense of the Issuer, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

(g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, its respective counsel, and the underwriters, if any, at the sole expense of the Issuer, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuer hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Transfer Restricted Securities covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

(h) Prior to any public offering of Transfer Restricted Securities or Exchange Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use commercially reasonable efforts to register or qualify such Transfer Restricted Securities or Exchange Notes, and to cooperate with the selling Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and its respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities or Exchange Notes, as the case may be, for offer and sale under the securities or state Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Exchange Notes or Transfer Restricted Securities are offered other than through an underwritten offering, the Issuer agrees to use commercially reasonable efforts to cause the Issuer’s counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Exchange Notes or Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Issuer shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

(i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Transfer Restricted Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or selling Holders may reasonably request in writing at least five Business Days prior to any sale of such Transfer Restricted Securities.

(j) Use commercially reasonable efforts to cause the Transfer Restricted Securities or Exchange Notes covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Transfer Restricted Securities or Exchange Notes, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Issuer will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals; provided, however, that the Issuer shall not be required to (A) qualify generally to do business in any jurisdiction where they are not then so qualified, (B) take any action that would subject them to general service of process in any such jurisdiction where they are not then so subject or (C) subject themselves to taxation in excess of a nominal dollar amount in any such jurisdiction where they are not then so subject.

(k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by Section 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) and the penultimate paragraph of this Section 5) file with the Commission, at the sole expense of the Issuer, a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(l) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities, (i) provide the Trustee with certificates for the Transfer Restricted Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide CUSIP numbers for the Transfer Restricted Securities.

(m) In connection with any underwritten offering of Transfer Restricted Securities pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are customary in underwritten offerings and are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Transfer Restricted Securities and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Issuer and its subsidiaries, as then conducted (including any acquired business, properties or entity, if applicable), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) use commercially reasonable efforts to obtain the written opinions of counsel to the Issuer and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) use commercially reasonable efforts to obtain “cold comfort” letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuer (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings; and (iv) cause the underwriting agreement to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section; provided that the Issuer shall not be required to provide indemnification to any underwriter selected in accordance with the provisions of Section 9 hereof with respect to information relating to such underwriter furnished in writing to the Issuer by or on behalf of such underwriter expressly for inclusion in such Registration Statement. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

(n) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Transfer Restricted Securities being sold or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the “Inspectors”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Issuer and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuer and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement and Prospectus. Each Inspector shall agree in writing that it will keep the Records confidential and that it will not disclose, or use in connection with any market transactions in violation of any applicable securities laws, any Records (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or Prospectus, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable in the opinion of counsel for an Inspector in connection with any Action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or the Purchase Agreements, or any transactions contemplated hereby or thereby or arising hereunder or thereunder or (iv) the information in such Records has been made generally available to the public; provided, however, that (i) each Inspector shall agree to use commercially reasonable efforts to provide notice to the Issuer of the potential disclosure of any information by such Inspector pursuant to clause (i), (ii) or (iii) of this sentence to permit the Issuer to obtain a protective order (or waive the provisions of this paragraph (n)) and (ii) each such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector.

(o) Provide an indenture trustee for the Transfer Restricted Securities or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(b) hereof to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Transfer Restricted Securities; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Transfer Restricted Securities or Exchange Notes, as applicable, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use commercially reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable such indenture to be so qualified in a timely manner.

(p) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to the Issuer’s security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 Days after the end of any 12-month period (or 90 Days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities or Exchange Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first Day of the first fiscal quarter of the Issuer after the effective date of a Registration Statement, which statements shall cover said 12-month periods consistent with the requirements of Rule 158.

(q) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Transfer Restricted Securities by Holders to the Issuer (or to such other Person as directed by the Issuer) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, mark, or cause to be marked, on such Transfer Restricted Securities that such Transfer Restricted Securities are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; provided that in no event shall such Transfer Restricted Securities be marked as paid or otherwise satisfied.

(r) Cooperate with each seller of Transfer Restricted Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(s) Use commercially reasonable efforts to take all other steps reasonably necessary or advisable to effect the registration of the Exchange Notes and/or Transfer Restricted Securities covered by a Registration Statement contemplated hereby.

The Issuer may require each seller of Transfer Restricted Securities or Exchange Notes as to which any registration is being effected to furnish to the Issuer such information regarding such seller and the distribution of such Transfer Restricted Securities or Exchange Notes as the Issuer may, from time to time, reasonably request. The Issuer may exclude from such registration the Transfer Restricted Securities of any seller so long as such seller fails to furnish such information within a reasonable time (which shall in no event exceed 30 Days from the date of receipt of such request by the seller) after receiving such request and in the event of such an exclusion, the Issuer shall have no further obligation under this Agreement (including, without limitation, the obligations under Section 4) with respect to such seller or any subsequent Holder of such Transfer Restricted Securities. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make any information previously furnished to the Issuer by such seller not materially misleading.

If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Issuer, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Issuer, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the applicable Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Each Holder of Transfer Restricted Securities agrees by acquisition of such Transfer Restricted Securities that there may be delays in its use of a Shelf Registration Statement due to a Suspension Period. In connection with a Suspension Period, upon actual receipt of any notice from the Issuer:

(i) that the Prospectus would, in the reasonable judgment of Parent, contain a material misstatement or omission as a result of an event that has occurred and is continuing;

(ii) the majority of the independent members of the Board of Directors of Parent (the “Board of Directors”) shall have determined in good faith that:

(A) the offer or sale of any Transfer Restricted Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination, corporate reorganization or other significant transaction involving Parent or the Issuer,

(B) after the advice of counsel, the sale of Transfer Restricted Securities pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and

(C) (x) Parent has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on Parent or Parent’s ability to consummate such transaction, or (z) renders Parent or the Issuer unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or

(iii) the majority of the independent members of the Board of Directors of Parent shall have determined in good faith, after the advice of counsel, that it is required by law, rule or regulation or that it is in the best interests of Parent or the Issuer to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (1) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (2) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represent a fundamental change in the information set forth therein; or (3) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information, then Parent or the Issuer may delay the filing or the effectiveness of the Shelf Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Shelf Registration, in all cases, for a period (a “Suspension Period”) expiring upon the earliest to occur of (x) in the case of the immediately preceding clauses (i), (ii) and (iii) the date of such Holder’s receipt of the copies of the supplemented or amended Prospectus, and (y) receipt of notice in writing (the “Advice”) by the Issuer that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto, provided that (1) any such Suspension Period may not exceed 45 days in any 90 day period and (2) there shall be no more than 60 days of Suspension Periods in any 12 month period.

In the event of any Suspension Period pursuant to clause (ii) or (iii) of the preceding paragraph, notice shall be given as soon as practicable after the Board of Directors of Parent makes such a determination of the need for a Suspension Period and shall state, to the extent practicable, an estimate of the duration of such Suspension Period and shall advise the recipient thereof of the agreement of such Holder provided in the next succeeding sentence. Each Holder, by his acceptance of any Transfer Restricted Securities, agrees that during any Suspension Period, each Holder will keep such notice confidential and will discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus.

Section 6. Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer (other than any underwriting discounts or commissions and transfer taxes) shall be borne by the Issuer, whether or not the Exchange Offer Registration Statement or the Shelf Registration Statement is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with FINRA in connection with an underwritten offering and (B) fees and expenses of compliance with federal securities or state Blue Sky or securities laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Transfer Restricted Securities or Exchange Notes and determination of the eligibility of the Transfer Restricted Securities or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Transfer Restricted Securities are located, in the case of an Exchange Offer, or (y) as provided in Section 5(h) hereof, in the case of a Shelf Registration or in the case of Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Transfer Restricted Securities or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in any Registration Statement or in respect of Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuer and reasonable fees and disbursements of one special counsel for all of the sellers of Transfer Restricted Securities (which shall be reasonably acceptable to the Issuer) (exclusive of any counsel retained pursuant to Section 7 hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Issuer desires such insurance, (vii) fees and expenses of all other Persons retained by the Issuer, (viii) internal expenses of the Issuer (including, without limitation, all salaries and expenses of officers and employees of the Issuer performing legal or accounting duties), (ix) the expense of any annual audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of the securities, in each case, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement. Notwithstanding the foregoing or anything to the contrary, each Holder shall pay all underwriting discounts and commissions of any underwriters with respect to any Transfer Restricted Securities sold by or on behalf of it.

Section 7. Indemnification.

(a) The Issuer agrees to indemnify and hold harmless, to the extent permitted by law, each Holder of Transfer Restricted Securities and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, each Person, if any, who controls any such Person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of each Holder and each such Participating Broker-Dealer and the agents, employees, officers and directors of any such controlling Person (each, a “Participant”) from and against any and all losses, liabilities, claims, damages and expenses (including, but not limited to, reasonable attorneys’ fees and any and all reasonable out-of-pocket expenses actually incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation (in the manner set forth in clause (c) below)) (collectively, “Losses”) to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise insofar as such Losses (or Actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, provided that (i) the foregoing indemnity shall not be available to any Participant insofar as such Losses are caused by, arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to such Participant furnished to the Issuer in writing by or on behalf of such Participant expressly for use therein, and (ii) that the foregoing indemnity with respect to any Prospectus shall not inure to the benefit of any Participant from whom the Person asserting such Losses purchased Transfer Restricted Securities if (x) it is established in the related proceeding that such Participant failed to send or give a copy of the Prospectus (as amended or supplemented if such amendment or supplement was furnished to such Participant prior to the written confirmation of such sale) to such Person with or prior to the written confirmation of such sale, if required by applicable law, and (y) the untrue statement or omission or alleged untrue statement or omission was completely corrected in the Prospectus (as amended or supplemented if amended or supplemented as aforesaid) and such Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission that was the subject matter of the related proceeding. This indemnity agreement will be in addition to any liability that the Issuer may otherwise have, including, but not limited to, liability under this Agreement.

(b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless (in the same manner and to the same extent set forth in subsection 7(a)) the Issuer, each Person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and each of its agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling Person from and against any Losses to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise insofar as such Losses (or Actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any

Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to such Participant furnished in writing to the Issuer by or on behalf of such Participant expressly for use therein.

(c) Promptly after receipt by an indemnified party under subsection 7(a) or 7(b) above of notice of the commencement of any action, suit or proceeding (collectively, an “Action”), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such Action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure). In case any such Action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such Action, the indemnifying party will be entitled to participate in such Action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such Action with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such Action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such Action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such Action within a reasonable time after notice of commencement of the Action, or (iii) the named parties to such Action (including any impleaded parties) include such indemnified party and the indemnifying party or parties (or such indemnifying parties have assumed the defense of such Action), and such indemnified party or parties shall have reasonably concluded, that counsel selected by the indemnifying party has a conflict of interest in representing both the indemnifying party and the indemnified party (in which case the indemnifying parties shall not have the right to direct the defense of such Action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one Action or separate but substantially similar or related Actions arising in the same jurisdiction out of the same general allegations or circumstances. Any such separate firm for the Participants shall be designated in writing by Participants who sold a majority in interest of Transfer Restricted Securities sold by all such Participants and shall be reasonably acceptable to the Issuer and any such separate firm for the Issuer, its affiliates, officers, directors, representatives, employees and agents and such control Person of the Issuer shall be designated in writing by the Issuer and shall be reasonably acceptable to the Holders. An indemnifying party shall not be liable for any settlement of any claim or Action effected without its written consent, which consent may not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 7 is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under this Section 7, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party, on the one hand, and each indemnified party, on the other hand, from the sale of the Notes to the Purchaser or the Initial Purchasers, as the case may be, or the resale of the Transfer Restricted Securities by such Holder, as applicable, or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnified party, on the one hand, and each indemnifying party, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuer, on the one hand, and each Participant, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the sale of the Notes to the Purchaser or the Initial Purchasers, as the case may be (net of discounts and commissions but before deducting expenses) received by the Issuer are to (y) the total net profit received by such Participant in connection with the sale of the Transfer Restricted Securities. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or such Participant and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

(e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Participant be required to contribute any amount in excess of the amount by which the net profit received by such Participant in connection with the sale of the Transfer Restricted Securities exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any Action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise, except to the extent that it has been prejudiced in any material respect by such failure; provided, however, that no additional notice shall be required with respect to any Action for which notice has been given under this Section 7 for purposes of indemnification. Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any Action or claim settled without its written consent, provided, however, that such written consent was not unreasonably withheld.

Section 8. Rules 144 and 144A.

For so long as any Transfer Restricted Securities remain outstanding, the Issuer covenants that it will file the reports required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Issuer is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Transfer Restricted Securities, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Issuer further covenants that for so long as any Transfer Restricted Securities remain outstanding it will take such further action as any Holder of Transfer Restricted Securities may reasonably request from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(b) and (d) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

Section 9. Underwritten Registrations.

If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering and shall be reasonably acceptable to the Issuer.

No Holder of Transfer Restricted Securities may participate in any underwritten registration hereunder if such Holder does not (a) agree to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

Section 10. Miscellaneous.

(a) No Inconsistent Agreements. The Issuer has not, as of the date hereof, and shall not have, after the date of this Agreement, entered into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not conflict with and are not inconsistent with, in any material respect, the rights granted to the holders of any of the Issuer’s other issued and outstanding securities under any such agreements. The Issuer has not entered and will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement.

(b) Adjustments Affecting Transfer Restricted Securities. The Issuer shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

(c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given except pursuant to a written agreement duly signed and delivered by (i) the Issuer and (ii)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(c) may not be amended, modified or supplemented except pursuant to a written agreement duly signed and delivered by the Issuer and each Holder and each Participating Broker-Dealer (including any Person who was a Holder or Participating Broker-Dealer of Transfer Restricted Securities or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification, supplement or waiver. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Transfer Restricted Securities may be given by Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities being sold pursuant to such Registration Statement.

(d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

(i) if to a Holder of the Transfer Restricted Securities or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture.

(ii) if to the Issuer, at the address as follows:

c/o Vantage Drilling Company

777 Post Oak Blvd., Suite 610

Houston, Texas 77056

Facsimile: (281) 404-4700

Attention: Douglas Smith, Chief Financial Officer

with a copy to:

Porter & Hedges L.L.P.

1000 Main Street, 36th Floor

Houston, Texas 77002

Facsimile: (713) 226-6291

Attention: Bryan Brown

(iii) if to the Representatives on behalf of the Initial Purchasers as follows:

Jefferies & Company, Inc.

520 Madison Avenue, 12th Floor

New York, New York 10022

Facsimile: (212) 284-2280

Attention: General Counsel

with a copy to:

Jones Day

222 East 41st Street

New York, New York 10017

Facsimile: (212) 755-7306

Attention: Christopher M. Kelly

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by the recipient’s telecopier machine, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Transfer Restricted Securities.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law; Jurisdiction; Jury Trial. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York. Each party hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.

(i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j) Securities Held by the Issuer or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuer or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(k) Third-Party Beneficiaries. Holders and beneficial owners of Transfer Restricted Securities and Participating Broker-Dealers are intended third-party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons. No other Person is intended to be, or shall be construed as, a third-party beneficiary of this Agreement.

(l) Attorneys’ Fees. As between the parties to this Agreement, in any Action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees actually incurred in addition to its costs and expenses and any other available remedy.

(m) Remedies. The Issuer acknowledges and agrees that any failure by the Issuer to comply with its obligations under this Agreement may result in material irreparable injury to the Initial Purchasers, the Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers, the Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuer’s obligations under this Agreement. The Issuer further agrees to waive the defense in any Action for specific performance that a remedy at law would be adequate. Without limiting the effect of the foregoing, the parties agree that the sole monetary damages payable for a violation of the terms of this Agreement with respect to which Additional Interest is provided, shall be such Additional Interest.

(n) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture and the other Transaction Documents (as such term is defined in the Purchase Agreement), is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Issuer on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

OFFSHORE GROUP INVESTMENT LIMITED,
as Issuer

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLING COMPANY, as Parent and as a Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE HOLDING HUNGARY KFT, as Guarantor

By:	/s/ Julia Varga
Name: Julia Varga
Title: Managing Director

By:	/s/ Chris C. Celano
Name: Chris C. Celano
Title: Managing Director

VANTAGE DRILLING NETHERLANDS BV, as Guarantor

By:	/s/ Chris E. Celano
Name:	Chris E. Celano
Title:	Managing Director

By:	/s/ T.J. van Rijn
Name: T.J. van Rijn
Title: Managing Director

P2021 RIG CO., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE INTERNATIONAL MANAGEMENT COMPANY, as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLER I CO., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLER II CO., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLER IV CO., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

SAPPHIRE DRILLER COMPANY, as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

EMERALD DRILLER COMPANY, as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

MANDARIN DRILLING COMPANY,
as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

INITIAL PURCHASERS:

JEFFERIES & COMPANY, INC. DEUTSCHE BANK SECURITIES INC., as Representatives of the Initial Purchasers

JEFFERIES & COMPANY, INC.

By:	/s/ Craig Zaph
Name:	Craig Zaph
Title:	Managing Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Sten Gustafson
Name:	Sten Gustafson
Title:	Managing Director

By:	/s/ James Rogers
Name:	James Rogers
Title:	Managing Director

SCHEDULE A

INITIAL PURCHASERS

Name	Principal Amount of the Notes
Jefferies & Company, Inc.	$450,000,000
Deutsche Bank Securities Inc.	190,000,000
Pareto Securities AS	170,000,000
Johnson Rice & Company L.L.C.	140,000,000
Arctic Securities ASA	20,000,000
RS Platou Markets AS	20,000,000
FBR Capital Markets & Co.	10,000,000

Total	$1,000,000,000